SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                             to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 17, 2000
                                                        -----------------


                                NetObjects, Inc.
              -----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
              -----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

       000-25427                                          99-3233791
       ----------                                         ----------
(Commission File Number)                       (IRS Employer Identification No.)

               301 Galveston Drive, Redwood City, California 94063
               ---------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (650) 482-3200
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                  --------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         On October 17, 2000, the registrant entered into an agreement to acquire all of the outstanding shares of MyComputer.com, Inc., which is referenced in the press release dated October 18, 2000, that is attached as an exhibit.

Item 7.  Financial Statements and Exhibits.

         (a)      Exhibits.

                  99.1 October 18, 2000 press release announcing an agreement to acquire MyComputer.com, Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NETOBJECTS, INC.


Dated: October 19, 2000                      By:  /s/ RUSSELL F. SURMANEK
                                                  -----------------------
                                                  Russell F. Surmanek
                                                  Executive Vice President
                                                  Finance and Administration and
                                                  Chief Financial Officer


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